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                                                                    Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO Section 906 OF THE SARBANES-OXLEY ACT OF 2002


For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of Quovadx, Inc. (the "Registrant") on Form 10-Q for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Commission") on the date hereof (the "Report"), the undersigned Executive Vice President and Chief Financial Officer of the Registrant hereby certifies, to the best of his knowledge and belief, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



   /S/ GARY T. SCHERPING
   -----------------------------
   Gary T. Scherping
   Executive Vice President and
   Chief Financial Officer
   Date: October 31, 2003